                                                                   EXHIBIT 10.37

                                 LEASE AMENDMENT


         DATED:        OCTOBER 28, 2002

         BETWEEN:      PACIFIC REALTY ASSOCIATES, L.P.,
                       A DELAWARE LIMITED PARTNERSHIP                   LANDLORD

         AND:          MICROHELIX, INC.,
                       AN OREGON CORPORATION                              TENANT



                      By written lease dated April 20, 1992, PI (Medical), an Oregon corporation, leased from Landlord approximately 5,000 square feet of office space located in Building B, PacTrust Business Center, 16125 S.W. 72nd Avenue, Portland, Oregon 97224. By Lease Amendment dated August 12, 1992, the Lease was amended. By Lease Amendments dated February 16, 1995 and April 26, 1996, the term of the Lease was extended. By Lease Amendment dated July 3, 1997, PI (Medical) leased an additional approximately 15,000 square feet of warehouse and office space. Tenant's leased area now totals approximately 20,000 square feet of warehouse and office space (hereinafter referred to as the "Premises"). By undated facsimile notification PI Medical notified Landlord that it had changed its name to BioElectric Corporation. By e-mail notification dated October 24, 2002, Bioelectric Corporation notified Landlord that it had been acquired by and had changed its name to microHelix, Inc. (hereinafter referred to as "Tenant") on February 9, 2000. Such documents are hereinafter jointly referred to as the "Lease." The Lease expired July 31, 2002. Tenant has been leasing the Premises on a month-to-month basis.

                      Tenant now wishes to extend the term of the Lease.

                      NOW, THEREFORE, the parties agree as follows:

                1. The term of the Lease shall be extended for an additional twenty-five (25) months commencing November 1, 2002 and continuing through November 30, 2004.

                2. Commencing November 1, 2002 and continuing through the extended term, Tenant shall pay base rent according to the following schedule:

                                                                                             Base Rent
                         Period                                                              per Month
                         ------                                                             ----------

                         November 1, 2002 through November 30, 2002                         $     0.00

                         December 1, 2002 through November 30, 2003                         $11,250.00

                         November 1, 2003 through November 30, 2004                         $15,000.00


                3. Landlord shall provide a tenant improvement allowance of $15,000.00 (hereinafter referred to as "the Allowance") to be applied to inutually acceptable tenant improvements (hereinafter referred to as "Landlord's Work") within the Premises. If Landlord cannot complete or construct the required improvements within the Allowance, Tenant agrees to pay to Landlord the amount by which this cost exceeds the Allowance, adjusted by any increases in cost initiated



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         by Tenant after the final plan and specifications have been approved by both parties with such amount to be paid upon completion of Landlord's Work. Tenant shall be responsible for the removal and replacement of all furniture and items on walls to facilitate Landlord's Work herein.

                4. Except as expressly modified hereby, all terms of the Lease shall remain in full force and effect and shall continue through the extended term.

                      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such party shall be deemed to have been dated as of the date first above written.

                                                LANDLORD:

                                                PACIFIC REALTY ASSOCIATES, L.P.,
                                                A Delaware limited partnership

                                                By:  PacTrust Realty, Inc.,
                                                     a Delaware corporation,
                                                     its General Partner


         Date:  10/29/2002                           By: /s/  SAM K. BRIGGS
               -------------------                        ----------------------
                                                          Sam K. Briggs
                                                          Vice President



                                                TENANT:

                                                MICROHELIX, INC.,
                                                an Oregon corporation

         Date:  October 29, 2002                By:  /s/ T.A. RIXFORD
                ------------------                   ---------------------------
                                                Name:    T.A. Rixford
                                                       -------------------------
                                                Title:   CFO
                                                       -------------------------